UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported) December 3, 2007
                                                              -----------------

                            PINNACLE BANCSHARES, INC.
                            -------------------------
               (Exact name of Registrant as Specified in Charter)

        Delaware                    1-12707                  72-1370314
        --------                    -------                  ----------
    (State or Other               (Commission             (I.R.S. Employer
      Jurisdiction
   of Incorporation)             File Number)            Identification No.)

                 1811 Second Avenue, Jasper, Alabama 35502-1388
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (205) 221-4111
               Registrant's telephone number, including area code

                                 NOT APPLICABLE

               (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 3, 2007, the Registrant announced it is extending the expiration date of its tender offer for the purchase of all shares of its common stock held by persons owning 99 or fewer shares as of the close of business on the record date of October 10, 2007, to January 4, 2008, at 5:00 p.m., Central Time. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number    Description of Exhibit
--------------    ----------------------
99.1              Press Release dated December 3, 2007, issued by the Registrant



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.





                                           PINNACLE BANCSHARES, INC.

Date: December 3, 2007                     By: /s/ Robert B. Nolen, Jr.
                                               ---------------------------------
                                               Robert B. Nolen, Jr.
                                               President and Chief
                                               Executive Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit     Description
-------     -----------

99.1        Press Release dated December 3, 2007, issued by the Registrant